The KP Core Funds

KP International Equity Fund

KPIEX

Institutional Shares Summary Prospectus

May 1, 2020

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.kp-funds.com/download/. You can also get this information at no cost by calling 1-855-4KPFNDS, by sending an e-mail request to KPFunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated May 1, 2020, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

KP International Equity Fund

Investment Objective

The KP International Equity Fund (the “Fund”) seeks long-term capital appreciation primarily through investments in a diversified portfolio of non-U.S. equity securities.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees[1]	0.36%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.47%

[1]

The Management Fee shown is the total Management Fee payable by the Fund to the Adviser (defined below) and the sub-advisers based on the current advisory and sub-advisory fees and the allocation of Fund assets among the sub-advisers during the prior fiscal year. Please refer to the “Investment Adviser and Portfolio Managers” section of the Fund’s prospectus for additional information on the advisory fee payable to the Adviser. Each sub-adviser receives a sub-advisory fee from the Fund based on the portion of the Fund’s assets allocated to such sub-adviser. Asset allocations and fees payable to the Adviser and sub-advisers may vary and, consequently, the total Management Fee actually payable by the Fund will fluctuate and may be higher or lower than that shown above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$48	$151	$263	$591

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. For purposes of the Fund’s 80% policy, equity securities consist of common stocks, bonds, notes and debentures convertible into common stocks (i.e., convertible securities), depositary receipts, and derivatives with economic characteristics similar to equity securities. The Fund currently intends to invest primarily in the equity markets listed in the MSCI All Country World ex-US IMI Index, and may invest more than 25% of the Fund’s net assets in each of Europe (including the United Kingdom) and Asia (including Japan). The Fund may invest in companies of any size. The Fund may change its 80% policy at any time and will notify shareholders 60 days in advance of the change. For purposes of the Fund’s investment objective, Callan LLC (the “Adviser”) considers “long-term capital appreciation” to be capital appreciation over a period of greater than five years. The Fund principally invests in securities issued by foreign issuers.

The Fund uses a “multi-manager” approach, whereby the Adviser allocates the Fund’s assets among a number of sub-advisers with differing Sub-strategies. The Adviser determines the target Sub-strategy allocation for the Fund, identifies sub-advisers to manage the Fund’s assets according to those Sub-strategies, and allocates Fund assets among sub-advisers to maintain the Fund’s target Sub-strategy allocation.

Sub-advisers generally are selected and retained based on: the Adviser’s view regarding their expected contribution to excess return; their performance in managing the Fund’s assets pursuant to their respective Sub-strategies; the Adviser’s confidence in their investment process, personnel, investment resources, and organizational stability; the Adviser’s belief in their ability to take on additional assets without undermining future Fund performance; and the Adviser’s confidence in the robustness of their operational, back-office, trading, and compliance platforms. Each sub-adviser invests the portion of the Fund’s assets allocated to it under the general supervision of the Adviser. Each of the eight Sub-strategies is described below:

Passive International Equity: SSGA Funds Management, Inc. (“SSGA FM”) manages the portion of the Fund’s assets allocated to the Passive International Equity Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the MSCI World ex-US Index. The MSCI World ex-US Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 22 developed market countries. It is designed to measure the equity market performance of developed markets, excluding the U.S.

Under normal circumstances, SSGA FM will seek to invest a substantial portion of the Sub-strategy’s assets in securities of companies included in the MSCI World ex-US Index, including depositary receipts of such companies, and futures contracts that are designed to track the MSCI World ex-US Index.

SSGA FM seeks to replicate the performance of the MSCI World ex-US Index by investing in the constituent securities of the MSCI World ex-US Index in approximately their MSCI World ex-US Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, SSGA FM may purchase a sample of stocks in the MSCI World ex-US Index in proportions expected to replicate generally the performance of the MSCI World ex-US Index as a whole. In addition, from time to time, stocks are added to or removed from the MSCI World ex-US Index.

SSGA FM may sell stocks that are represented in the MSCI World ex-US Index, or purchase stocks that are not yet represented in the MSCI World ex-US Index, in anticipation of their removal from or addition to the MSCI World ex-US Index. SSGA FM may at times purchase or sell futures contracts in lieu of investment directly in the stocks making up the MSCI World ex-US Index. SSGA FM might do so in order to increase the Fund’s investment exposure pending investment of cash in the stocks comprising the MSCI World ex-US Index. Alternatively, SSGA FM might use futures to reduce its investment exposure to the MSCI World ex-US Index in situations where it intends to sell a portion of the stocks in the Fund’s portfolio but the sale has not yet been completed. SSGA FM may also enter into forward foreign currency exchange contracts in an attempt to match the MSCI World ex-US Index’s currency exposures.

Active International Equity #1: Massachusetts Financial Services Company, doing business as MFS Investment Management (“MFS”), manages the portion of the Fund’s assets allocated to the Active International Equity #1 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the MSCI EAFE Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI EAFE Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 21 developed market countries. It is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

Under normal circumstances, MFS will seek to invest a substantial portion of the Sub-strategy’s assets in common stocks issued by companies in the MSCI All Country World ex-US Index (the “MSCI ACWI ex-US Index”) and depositary receipts comprised of such common stock, including companies in emerging markets. MFS may invest a significant percentage of the Sub-strategy’s assets in issuers in a single industry, sector, country, or region.

In selecting investments for the Sub-strategy, MFS is not constrained to any particular investment style. MFS may invest the Sub-strategy’s assets in the securities of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the securities of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS uses an active bottom-up investment approach to buying and selling investments for the Sub-strategy. Investments are selected primarily based on fundamental analysis of individual issuers. Quantitative screening tools that systematically evaluate issuers may also be considered.

MFS may sell securities for a variety of reasons, such as to secure gains or redeploy assets into opportunities believed to be more promising, among others.

Active International Equity #2: Marathon Asset Management LLP (“Marathon-London”) manages the portion of the Fund’s assets allocated to the Active International Equity #2 Sub-strategy. The primary objective for the Sub-strategy is to generate a rate of return that exceeds that of the MSCI ACWI ex-US Index (net of dividends and withholding taxes) over a full market cycle (net of all fees and expenses). No assurances can be given that this objective will be achieved. The MSCI ACWI ex-US Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 46 developed market and emerging market countries. It is designed to be a broad measure of the performance of world equity markets excluding the U.S.

Under normal circumstances, Marathon-London will seek to invest the Sub-strategy’s assets in the common stocks of foreign companies in the MSCI ACWI ex-US Index, including companies in emerging markets.

Marathon-London’s investment philosophy is based on its “capital cycle” approach to investment, which guides Marathon-London to invest in stocks in industries where consolidation has occurred and return on investment is expected to rise and/or where barriers to entry exist that may allow elevated return on investment to persist for longer than the market expects. In addition, Marathon-London believes that the assessment of management and how management responds to incentives and the forces of the capital cycle is critical to the performance of the company’s stock. Given the long-term nature of the capital cycle, Marathon-London’s investment ideas generally require, by industry standards, long stock holding periods.

Marathon-London may sell a security when it has reached its estimated target price (based on Marathon-London’s valuation work) or when there is a material shift in the capital cycle, deterioration in anticipated return on invested capital, a shift in management’s attitude toward shareholders, out-performance relative to a sector or market, or if further information or analysis reveals the original rationale to be flawed.

Active International Equity #3: Sprucegrove Investment Management Ltd. (“Sprucegrove”) manages the portion of the Fund’s assets allocated to the Active International Equity #3 Sub-strategy. The primary objective for the Sub-strategy is to generate a rate of return that exceeds that of the MSCI EAFE Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI EAFE Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 21 developed market countries. It is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

Under normal circumstances, Sprucegrove will seek to invest the Sub-strategy’s assets in a diversified portfolio of common stocks of foreign companies, including companies in emerging markets, which Sprucegrove believes have the potential for long-term capital appreciation.

In selecting investments for the Sub-strategy, Sprucegrove emphasizes a “value” investment style, investing in companies that Sprucegrove believes have a history of above average financial performance, secure financial position, reputable management, and growth opportunity in terms of sales, earnings, and share price. Sprucegrove selects individual securities using a bottom-up, research driven approach. Country and sector allocation result from Sprucegrove’s stock-selection process.

Sprucegrove considers selling a security when its price has appreciated above what Sprucegrove believes the security is worth or when the company’s quality has deteriorated according to Sprucegrove’s assessment.

Active Emerging Markets Equity #1: Acadian Asset Management LLC (“Acadian”) manages the portion of the Fund’s assets allocated to the Active Emerging Markets Equity #1 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the MSCI Emerging Markets Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 26 emerging market countries. It is designed to be a broad measure of emerging market equity performance.

Under normal circumstances, Acadian will seek to invest the Sub-strategy’s assets primarily in stocks of foreign companies and depositary receipts. Acadian intends to invest primarily in the securities of foreign companies located in emerging markets, which Acadian considers to be companies that: have their principal securities trading market in an emerging market country; alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in emerging market countries; or are organized under the laws of, and have a principal office in, an emerging market country. Acadian considers an “emerging market country” to be any country in the MSCI Emerging Markets Index.

In selecting investments for the Sub-strategy, Acadian pursues an active, disciplined investment approach that forecasts returns for markets and securities using a range of quantitative factors related to valuation, earnings, quality, price patterns, economic data and risk. Buy and sell decisions are made objectively and driven by changes in expected returns on investments. In making buy and sell decisions, Acadian analyzes the risk and expected return characteristics of the portfolio’s current holdings as compared to the entire investment universe. Pursuant to its investment strategies, Acadian may buy and sell securities frequently.

Given Acadian’s objective, systematic investment process, less attractive securities are discarded from the portfolio while more attractive securities are added, provided that the cost of the purchase and sale of such securities do not exceed the expected value added to the portfolio of such investment decisions.

Active Emerging Markets Equity #2: William Blair Investment Management, LLC (“William Blair”) manages a portion of the Fund’s assets allocated to the Active Emerging Markets Equity #2 Sub-strategy. The primary objective for the Sub-strategy is to outperform the MSCI Emerging Markets Index consistently over time. No assurances can be given that this objective will be achieved. The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index comprised of equity securities issued by companies from 26 emerging market countries. It is designed to be a broad measure of emerging market equity performance.

Under normal circumstances, William Blair will seek to invest the Sub-strategy’s assets in emerging markets securities. William Blair intends to invest primarily in a diversified portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), issued by emerging market companies of all sizes, that William Blair believes have above-average growth, profitability and quality characteristics. William Blair will seek investment opportunities in companies at different stages of development, ranging from large, well-established companies to smaller companies at earlier stages of development, that are leaders in their country, industry or globally in terms of products, services or execution.

In choosing investments, William Blair will perform fundamental company analysis and will focus on stock selection. William Blair generally seeks equity securities, including common stocks, of emerging market companies that historically have had superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide, and that are expected to continue such performance. Such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. These business characteristics should be accompanied by management that is shareholder return-oriented and that uses conservative accounting policies. Companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth at reasonable valuation levels will be the primary focus. Stock selection will take into account both local and global comparisons.

William Blair will vary the sector and geographic diversification based upon William Blair’s ongoing evaluation of economic, market and political trends throughout the world. In making decisions regarding country allocation, William Blair will consider such factors as the conditions and growth potential of various economies and securities markets, currency exchange rates, technological developments in the various countries and other pertinent financial, social, national and political factors.

Active International Small Cap Equity #1: Acadian Asset Management LLC (“Acadian”) manages the portion of the Fund’s assets allocated to the Active International Small Cap Equity #1 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the MSCI EAFE Small-Cap Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI EAFE Small-Cap Index is an equity index that captures small cap representation across Developed Markets countries around the world, excluding the U.S. and Canada. With over 2000 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country. It is designed to be a broad measure of international developed small capitalization equity performance, excluding the U.S. and Canada.

Under normal circumstances, Acadian will seek to invest the Sub-strategy’s assets primarily in small capitalization stocks of foreign companies and depositary receipts. Acadian intends to invest primarily in the securities of foreign companies located in international developed markets, which Acadian considers to be companies that: have their principal securities trading market in an international developed country; alone or on a consolidated basis derive 50% or more of annual revenue from goods produced, sales made or services performed in international developed countries; or are organized under the laws of, and have a principal office in, an international developed country. Acadian considers an “international developed country” to be any country in the MSCI EAFE Small-Cap Index plus Canada.

In selecting investments for the Sub-strategy, Acadian pursues an active, disciplined investment approach that forecasts returns for markets and securities using a range of quantitative factors related to valuation, earnings, quality, price patterns, economic data and risk. Buy and sell decisions are made objectively and driven by changes in expected returns on investments. In making buy and sell decisions, Acadian analyzes the risk and expected return characteristics of the portfolio’s current holdings as compared to the entire investment universe. Pursuant to its investment strategies, Acadian may buy and sell securities frequently.

Given Acadian’s objective, systematic investment process, less attractive securities are discarded from the portfolio while more attractive securities are added, provided that the cost of the purchase and sale of such securities do not exceed the expected value added to the portfolio of such investment decisions.

Active International Small Cap Equity #2: Lazard Asset Management LLC (“Lazard”) manages the portion of the Fund’s assets allocated to the Active International Small Cap Equity #2 Sub-strategy. The primary objective for the Sub-strategy is to out-perform the MSCI EAFE Small-Cap Index over a full market cycle. No assurances can be given that this objective will be achieved. The MSCI EAFE Small-Cap Index is an equity index which captures small cap representation across Developed Markets countries around the world, excluding the U.S. and Canada. With over 2000 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country. It is designed to be a broad measure of international developed small capitalization equity performance, excluding the U.S. and Canada.

Under normal circumstances, Lazard will seek to invest the Sub-strategy’s assets in a broad investment universe of local non-U.S. stocks and depositary receipts, including American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts, real estate investment trusts, warrants and rights.

In selecting investments for the Sub-strategy, Lazard employs a core, bottom-up approach while avoiding unwanted top-down or macro exposures. Stocks are selected using an active, quantitatively based investment process that evaluates each company on a daily basis relative to global peers. Each company in the investable universe is measured daily in terms of its growth potential, valuation, market sentiment and financial quality. Portfolio risks are managed independently by maintaining exposures that are similar to the benchmark including region, industry, country, and beta.

Principal Risks

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Common Stock Risk — The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Currency Risk — As a result of the Fund’s investments in securities or other instruments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected.

Active Management Risk — The Fund’s sub-strategies, other than the sub-strategy managed by SSGA FM, are actively managed. The Fund is subject to the risk that the sub-advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, an investment in the Fund could decline in value or the Fund could underperform in comparison to its benchmark index or other funds with similar objectives and investment strategies.

Allocation Risk — The Adviser’s judgment about, and allocations among, Sub-strategies and sub-advisers may adversely affect the Fund’s performance.

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Depositary Receipts Risk — Depositary receipts are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments.

Derivatives Risk — The Fund’s use of futures contracts and forward contracts is subject to market risk, correlation risk, leverage risk and liquidity risk. Market risk is described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of forward contracts is also subject to credit risk and valuation risk. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Liquidity risk is described below. Many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Credit risk is the risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Geographic Concentration Risk — Since the Fund focuses its investments in particular foreign countries or geographic regions, it may be more volatile than a more geographically diversified fund. The performance of the Fund will be affected by the political, social and economic conditions in those foreign countries and geographic regions and subject to the related risks.

Growth Investing Risk — An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Investment in Europe Risk — The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of certain European countries, each of which may require external assistance to meet its obligations and run the risk of default on its debt, possible bail-out by the rest of the European Union (“EU”) or debt restructuring. Assistance given to an EU member state may be dependent on a country’s implementation of reforms in order to curb the risk of default on its debt, and a failure to implement these reforms or increase revenues could result in a deep economic downturn. These events may adversely affect the economic and market environment in Europe, which in turn may adversely affect the price or liquidity of high yield securities issued by European issuers and therefore may adversely affect the Fund and its investments in such securities.

Investment in Japan Risk — The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanoes, typhoons and tsunamis.

Investment Style Risk — The risk that foreign equity securities may underperform other segments of the equity markets or the equity markets as a whole.

Large Capitalization Companies Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

LIBOR Replacement Risk — The elimination of the London Inter-Bank Offered Rate (“LIBOR”) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. The U.K. Financial Conduct Authority has announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Alternatives to LIBOR are established or in development in most major currencies, including the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Multi-Manager Risk — The Adviser may be unable to identify and retain sub-advisers who achieve superior investment records relative to other similar investments or effectively allocate the Fund’s assets among sub-advisers to enhance the return that would typically be expected of any one management style. While the Adviser monitors the investments of each sub-adviser and monitors the overall management of the Fund, each sub-adviser makes investment decisions for the assets it manages independently from one another. It is possible that the investment styles used by a sub-adviser in an asset class will not always be complementary to those used by others, which could adversely affect the performance of the Fund. A multi-manager fund may, under certain circumstances, incur trading costs that might not occur in a fund that is served by a single adviser.

Passive Sub-strategy Risk — The Fund’s Sub-strategies managed by SSGA FM are not actively managed. Instead, SSGA FM attempts to track the performance of an unmanaged index of securities. As a result, each such Sub-strategy will hold constituent securities of its index regardless of the current or projected performance of a specific security or a particular industry or market sector, which could cause the Fund’s return to be lower than if the Sub-strategy employed an active strategy. In addition, each such Sub-strategy’s return may not match or achieve a high degree of correlation with the return of its index due to expenses and transaction costs, the unavailability of securities included in the index for purchase, the timing of cash flows into and out of the Sub-strategy, and other reasons.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange. The market for small and medium capitalization stocks may be less liquid than the market for larger capitalization stocks.

Tracking Error Risk — The risk that a Sub-strategy’s performance may vary substantially from the performance of the benchmark index it tracks as a result of cash flows, Fund expenses, imperfect correlation between the Sub-strategy’s investments and the benchmark and other factors.

Value Investing Risk — If a sub-adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 855-457-3637 (855-4KPFNDS) or by visiting the Fund’s website at www.kp-funds.com.

BEST QUARTER	WORST QUARTER
10.28%	(11.13)%
(3/31/2019)	(12/31/2018)

Average Annual Total Returns for Periods Ended December 31, 2019

This table compares the Fund’s average annual total returns to those of an appropriate broad-based index and to those of the Custom International Equity Benchmark, an index developed by the Adviser.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

KP International Equity Fund	1 Year	5 Years	Since Inception (01/10/2014)
Fund Returns Before Taxes	22.87%	6.48%	4.71%
Fund Returns After Taxes on Distributions	21.55%	5.21%	3.42%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	13.62%	4.52%	3.09%
MSCI ACWI ex-US IMI Index (reflects no deduction for fees, expenses, or taxes)	21.63%	5.71%	4.19%
Custom International Equity Benchmark (reflects no deduction for fees, expenses, or taxes)*	21.63%	5.47%	4.04%

*	The Custom International Equity Benchmark consists of the MSCI ACWI ex-US Index through March 31, 2017 and MSCI ACWI ex-US IMI Index for periods thereafter.

Investment Adviser and Portfolio Managers

Callan LLC

Gregory C. Allen, CEO, Chief Research Officer and Co-Portfolio Manager, has managed the Fund since its inception in 2014.

Ivan “Butch” Cliff, CFA, Executive Vice President, Director of Investment Research and Co-Portfolio Manager, has managed the Fund since 2014.

Mark Andersen, Senior Vice President and Co-Portfolio Manager, has managed the Fund since 2018.

Investment Sub-Advisers and Portfolio Managers

Acadian Asset Management LLC

Brendan Bradley, Ph.D., Executive Vice President and Chief Investment Officer, has managed the portion of the Fund’s assets allocated to Acadian since the Fund’s inception in 2014.

Harry Gakidis, Ph.D., Senior Vice President and Lead Portfolio Manager, Core, has managed the portion of the Fund’s assets allocated to Acadian since 2014.

Ryan D. Taliaferro, Ph.D., Senior Vice President and Director, Equity Strategies, has managed the portion of the Fund’s assets allocated to Acadian since 2017.

Lazard Asset Management LLC

Paul Moghtader, CFA, a Managing Director and Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard since 2019.

Taras Ivanenko, PhD, CFA, a Director and Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard since 2019.

Ciprian Marin, a Director and Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard since 2019.

Craig Scholl, CFA, a Director and Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard since 2019.

Susanne Willumsen, CFA, a Managing Director and Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard since 2019.

Peter Kashanek, a Director and Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard since 2019.

Alex Lai, CFA, a Director and Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard since 2019.

Jason Williams, CFA, a Director and Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard since 2019.

Marathon Asset Management LLP

Neil Ostrer, Co-Founder and Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since the Fund’s inception in 2014.

William Arah, Co-Founder and Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since the Fund’s inception in 2014.

Nick Longhurst, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since the Fund’s inception in 2014.

Michael Godfrey, CFA, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since the Fund’s inception in 2014.

Charles Carter, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since the Fund’s inception in 2014.

Robert Anstey, CFA, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since the Fund’s inception in 2014.

David Cull, CFA, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since March 2015.

Simon Somerville, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since September 2016.

Michael Nickson, CFA, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Marathon-London since March 2018.

MFS Investment Management

Filipe Benzinho, Investment Officer and Portfolio Manager, has managed the portion of the Fund’s assets allocated to MFS since May 2016.

Daniel Ling, Investment Officer and Portfolio Manager, has managed the portion of the Fund’s assets allocated to MFS since the Fund’s inception in 2014.

Sprucegrove Investment Management Ltd.

Shirley Woo, Director and Co-Lead Portfolio Manager, has managed the portion of the Fund’s assets allocated to Sprucegrove since 2017.

Arjun Kumar, Director and Co-Lead Portfolio Manager, has managed the portion of the Fund’s assets allocated to Sprucegrove since 2017.

SSGA Funds Management, Inc.

Michael Feehily, CFA, Senior Managing Director and the Head of Global Equity Beta Solutions in the Americas, has managed the portion of the Fund’s assets allocated to SSGA FM for the Fund’s Passive International Equity Sub-strategy since the Fund’s inception in 2014.

Dwayne Hancock, CFA, Vice President and Senior Portfolio Manager in the Global Equity Beta Solutions Group, has managed the portion of the Fund’s assets allocated to SSGA FM for the Fund’s Passive International Equity Sub-strategy since the Fund’s inception in 2014.

Kathleen Morgan, CFA, Vice President and Senior Portfolio Manager in the Global Equity Beta Solutions Group, has managed the portion of the Fund’s assets allocated to SSGA FM for the Fund’s Passive International Equity Sub-strategy since 2018.

William Blair Investment Management, LLC:

Todd M. McClone, CFA, a Partner of William Blair, has managed the portion of the Fund’s assets allocated to William Blair since 2017.

Jack Murphy, CFA, a Partner of William Blair, has managed the portion of the Fund’s assets allocated to William Blair since 2017.

Purchase and Sale of Fund Shares

There are no initial or subsequent minimum purchase amounts for the Fund. Shares of the Fund are offered exclusively to participants in retirement plans specified by Kaiser Foundation Health Plan, Inc. (“Eligible Plans”). Any individual with an account under an Eligible Plan may purchase shares of the Fund. Fund shares can only be purchased or redeemed through the administrative and recordkeeping service provider of an Eligible Plan (a “Recordkeeper”), and, therefore, you should contact the Recordkeeper of your Eligible Plan for information on how to purchase or redeem Fund shares. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business.

Tax Information

If you are investing through a tax-deferred arrangement, such as a 401(k) plan, 403(b) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

KPF-SM-013-0800